Exhibit 10.2
BLUCORA, INC.
2015 INCENTIVE PLAN
FORM OF NONQUALIFIED STOCK OPTION GRANT NOTICE FOR EXECUTIVE OFFICERS

TO:                 (the “Participant” or “you”)

FROM:     Blucora, Inc., a Delaware corporation (the “Company”)

The Company is pleased to inform you that you have been selected to receive and are hereby granted by the Company a stock option (the “Option”) to purchase shares of the Company’s Common Stock (“Shares”) under the Blucora, Inc. 2015 Incentive Plan, as amended and restated (the “2015 Plan”).

The Option is subject to all the terms and conditions set forth in this Nonqualified Stock Option Grant Notice (the “Notice of Grant”) and in the Stock Option Agreement attached hereto as Exhibit A (the “Agreement”) and the 2015 Plan, each of which are incorporated into this Notice of Grant by reference. Capitalized terms that are not defined in the Notice of Grant shall have the meanings given to them in the Agreement, and if not defined in the Agreement, the meanings given to them in the 2015 Plan.

Grant Date:

Option Number:

Number of Shares:

Exercise Price per Share:

Option Expiration Date:

Vesting Commencement Date:

Type of Option:	Nonqualified Stock Option

Vesting and Exercisability Schedule: Except as specifically provided in the Agreement and subject to the restrictions and conditions set forth in the 2015 Plan, the Option shall vest and become exercisable as follows:

(i)	[Vesting provisions to be inserted].

Vesting will cease upon your Termination of Service and the unvested portion of the Option will immediately terminate. Notwithstanding the foregoing, upon the occurrence of a Termination of Service due to (i) your death or Disability, to the extent not already vested, the Option shall become fully vested and exercisable as of the date of such Termination of Service; or (ii) your Retirement on or after the first anniversary of the Grant Date, to the extent not already vested, the Option shall become fully vested and exercisable as of the date of such Termination of Service. For purposes of this Option, the term “Retirement” shall mean your voluntary Termination of Service on or after your attainment of (i) age sixty (60) and five (5) years of service with the Company or any Related Company, (ii) age fifty-five (55) and ten (10) years of service with the Company or any Related Company, or (iii) any age with twenty (20) years of service with the Company or any Related Company; provided, however, that if at any time the Committee determines that your Termination of Service should be a Termination of Service for Cause, then your Termination of Service will no longer be due to your Retirement and the Option shall immediately be forfeited.

Additional Terms/Acknowledgment: You acknowledge and agree that the Notice of Grant and the vesting and exercisability schedule set forth herein do not constitute an express or implied promise of your continued engagement as an employee, officer, director or other service provider for the vesting period, for any period, or at all, and shall not interfere with your right or the Company’s right to terminate your employment or service relationship with the Company or its Related Companies at any time, with or without Cause.

Employment Agreement: If there is a written employment agreement in effect between you and the Company (the “Employment Agreement”), then the Option shall be subject to the terms of such Employment Agreement, so long as such Employment Agreement remains in effect (as it may be amended, supplemented or restated from time to time) and the terms set forth in the Employment Agreement are applicable to the Option.

Committee Decisions/Interpretations: You hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the 2015 Plan and the Option.

* * * * * * *
[Remainder of Page Intentionally Left Blank
Signature Page Follows.]

By your signature below, you agree that the Notice of Grant, the Agreement, the 2015 Plan, and the Employment Agreement (if applicable), constitute your entire agreement with respect to the Option, and except as set forth therein, may not be modified except by means of a writing signed by the Company and you.

BLUCORA, INC.	PARTICIPANT

By:
Signature
Its:
Date:
Attachments: 1. Stock Option Agreement 2. 2015 Incentive Plan

Signature Page to Notice of Grant

EXHIBIT A
BLUCORA, INC.
2015 INCENTIVE PLAN
STOCK OPTION AGREEMENT

1.Grant. The Company hereby grants to the Participant listed on the Notice of Grant (the “Participant”) an Option to purchase the number of Shares and at the exercise price as set forth in the Notice of Grant and subject to the terms and conditions in this Stock Option Agreement (this “Agreement”) and the 2015 Plan. Unless otherwise defined herein, the capitalized terms used herein shall have the meanings given to them in the Notice of Grant, and if not defined in the Notice of Grant, the meanings given to them in the 2015 Plan.
2.    Company’s Obligation. Unless and until the Option vests and is exercised, the Participant will have no right to receive Shares under the Option. Prior to actual distribution of Shares pursuant to any vested and exercised Option, such Option will represent an unsecured obligation of the Company.
3.    Vesting and Exercisability. Subject to the limitations contained herein, the Option will vest and become exercisable as provided in the Notice of Grant. Any portion of the Option that is vested may be exercised at any time during the period prior to the date the Option terminates. No partial exercise of the Option may be for less than five percent (5%) of the total number of Shares then available under the Option. In no event shall the Company be required to issue fractional Shares.
4.    Termination of Option. The unvested portion of the Option will terminate automatically and without further notice immediately upon the Participant’s Termination of Service (voluntary or involuntary). The vested portion of the Option will terminate automatically and without further notice on the earliest of the dates set forth below:
a.    three (3) months after the Participant’s Termination of Service for any reason other than Retirement, Disability or death;
b.    one (1) year after the Participant’s Termination of Service by reason of Retirement, Disability or death;
c.    immediately upon notification to the Participant of the Participant’s Termination of Service for Cause, unless the Committee determines otherwise. If the Participant’s employment or service relationship is suspended pending an investigation of whether he or she will be terminated for Cause, all of the Participant’s rights under the Option likewise will be suspended during the period of investigation. If any facts that would constitute termination for Cause are discovered after the Participant’s Termination of Service, any Option the Participant then holds may be immediately terminated by the Committee; or

d.    the Option Expiration Date.
IT IS THE PARTICIPANT’S RESPONSIBILITY TO BE AWARE OF THE DATE ON WHICH THE OPTION TERMINATES.
5.    Leave of Absence. The effect of a Company-approved leave of absence on the terms and conditions of the Option will be determined by the Committee, subject to applicable laws.
6.    Method of Exercise. The Participant may exercise the Option by giving written notice to the Company, in form and substance satisfactory to the Company, which will state the election to exercise the Option and the number of Shares for which the Participant is exercising the Option. The written notice must be accompanied by full payment of the exercise price for the number of Shares that are being purchased.
7.    Form of Payment. The Participant may pay the Option exercise price, in whole or in part, (a) in cash; (b) by wire transfer or check acceptable to the Company; (c) if permitted by the Committee, having the Company withhold Shares that would otherwise be issued on exercise of the Option that have an aggregate Fair Market Value equal to the aggregate exercise price of the Shares being purchased under the Option; (d) if permitted by the Committee, tendering (either actually or, so long as the Shares are registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) Shares owned by the Participant that have an aggregate Fair Market Value equal to the aggregate exercise price of the Shares being purchased under the Option; (e) unless the Committee determines otherwise and so long as the Shares are registered under Section 12(b) or 12(g) of the Exchange Act, and to the extent permitted by law, by delivery of a properly executed exercise agreement or notice, together with irrevocable instructions to a brokerage firm designated or approved by the Company to promptly deliver to the Company the aggregate amount of proceeds to pay the Option exercise price; or (e) such other consideration as the Committee may permit.
8.    Withholding Taxes. As a condition to the exercise of any portion of the Option, the Participant must make such arrangements as the Company may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such exercise. The Company may permit or require the Participant to satisfy all or part of the Participant’s tax withholding obligations by (a) paying cash to the Company or a Related Company, as applicable; (b) having the Company or a Related Company, as applicable, withhold an amount from any cash amounts otherwise due or to become due from the Company or a Related Company, as applicable, to the Participant; (c) having the Company withhold a number of Shares that would otherwise be issued to the Participant having a Fair Market Value equal to the tax withholding obligations; or (d) surrendering a number of Shares the Participant already owns having a Fair Market Value equal to the tax withholding obligations. The value of the Shares so withheld or tendered may not exceed the employer’s minimum required tax withholding rate.
9.    Limited Transferability; Who May Exercise. The Option may not be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by the Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent the Participant designates one or more beneficiaries on a Company-approved form who may exercise the Option after the Participant’s death. Notwithstanding the foregoing, the Committee, in its sole discretion, may permit the Participant to assign or transfer the Option, subject to such terms and conditions as specified by the Committee. During the Participant’s lifetime only the Participant may exercise the Option. The Option may be exercised by the personal representative of the Participant’s estate or the beneficiary thereof following the Participant’s death.
10.    Regulatory Restrictions on Issuance of Shares Notwithstanding the other provisions of this Agreement, if at any time the Company determines, in its sole discretion, that the listing, registration or qualification of Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to the Participant (or his or her estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company. The Company shall be under no obligation to the Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any Shares, security or interest in a security paid or issued under, or created by, the 2015 Plan, or to continue in effect any such registrations or qualifications if made.
11.    Participant’s Representations. Notwithstanding any of the provisions hereof, the Participant hereby agrees that the Participant will not exercise the Option, and that the Company will not be obligated to issue any Shares to the Participant, if the exercise thereof or the issuance of such Shares shall constitute a violation by the Participant or the Company of any provision of any law or regulation of any governmental authority. Any determination in this connection by the Committee shall be final, binding, and conclusive. The obligations of the Company and the rights of the Participant are subject to all applicable laws, rules, and regulations.
12.    Investment Representation. Unless the Shares are issued to the Participant in a transaction registered under applicable federal and state securities laws, the Participant represents and warrants to the Company that all Shares which may be purchased hereunder will be acquired by the Participant for investment purposes for his or her own account and not with any intent for resale or distribution in violation of federal or state securities laws. Unless the Shares are issued to the Participant in a transaction registered under the applicable federal and state securities laws, at the option of the Company, a stop-transfer order against the Shares may be placed on the official stock books and records of the Company, and a legend indicating that such Shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The Company may require such other action or agreement by the Participant as may from time to time be necessary to comply with the federal, state and foreign securities laws.

13.    Binding Agreement. Subject to the limitation on the transferability of the Option contained herein, this Agreement will be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, legal representatives, successors and assigns.
14.    No Stockholder Rights. Neither the Participant nor any person entitled to exercise the Participant’s rights in the event of the Participant’s death shall have any of the rights of a stockholder with respect to the Shares subject to the Option unless and until the date of issuance under the 2015 Plan of any such Shares upon the exercise of the Option. Except as otherwise provided in Paragraph 15 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of any Shares subject to the Option. The Participant agrees to execute any documents requested by the Company in connection with the issuance of any Shares.
15.    Adjustments. The number of Shares covered by the Option, and the exercise price thereof, shall be subject to adjustment in accordance with Section 15 of the 2015 Plan.
16.    Notices. Any notice which either party hereto may be required or permitted to give to the other shall be in writing and may be delivered personally, by interoffice mail, by fax, by electronic mail or other electronic means, or via a postal service, postage prepaid, to such electronic mail or postal address and directed to such person as the Company may notify the Participant from time to time; and to the Participant at the Participant’s electronic mail or postal address as shown on the records of the Company from time to time, or at such other electronic mail or postal address as the Participant, by notice to the Company, may designate in writing from time to time.
17.    Committee Authority; Decisions Conclusive and Binding. The Participant acknowledges that a copy of the 2015 Plan has been made available for his or her review by the Company, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Award subject to all the terms and provisions thereof. The Committee will have the power to interpret this Agreement, the Notice of Grant and the 2015 Plan, and to adopt such rules for the administration, interpretation and application of the 2015 Plan as are consistent therewith and to interpret or revoke any such rules. The Participant hereby agrees to accept as binding, conclusive, and final all decisions of the Committee upon any questions arising under the 2015 Plan, this Agreement or the Notice of Grant. No member of the Committee will be personally liable for any action, determination or interpretation made in good faith with respect to the 2015 Plan, this Agreement or the Notice of Grant.
18.    No Effect on Employment or Service Relationship. Nothing in the 2015 Plan or any Award granted under the 2015 Plan will be deemed to constitute an employment contract or confer or be deemed to confer any right for the Participant to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate the Participant’s employment or other service relationship at any time, with or without Cause.

19.    No Right to Damages. The Participant will have no right to bring a claim or to receive damages if the Participant is required to exercise the vested portion of the Option within three (3) months (or one (1) year in the case of Disability or death) of the Participant’s Termination of Service or if any portion of the Option is cancelled or expires unexercised. The loss of existing or potential profit in the Option will not constitute an element of damages in the event of the Participant’s Termination of Service for any reason even if the termination is in violation of an obligation of the Company or a Related Company to the Participant.
20.    Claims. The Participant’s sole remedy for any Claim (as defined below) shall be against the Company, and the Participant shall not have any claim or right of any nature against any Related Company (including, without limitation, any parent, subsidiary or affiliate of the Company) or any stockholder or existing or former director, officer or employee of the Company or any Related Company. The foregoing individuals and entities (other than the Company) shall be third-party beneficiaries of this Agreement for purposes of enforcing the terms of this Paragraph 20. The term “Claim” means any claim, liability or obligation of any nature, arising out of or relating to this Agreement, the Notice of Grant or the 2015 Plan or an alleged breach of this Agreement, the Notice of Grant or the 2015 Plan.
21.    Covenants and Agreements as Independent Agreements. Each of the covenants and agreements that is set forth in this Agreement shall be construed as a covenant and agreement independent of any other provision of this Agreement. The existence of any claim or cause of action of the Participant against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the covenants and agreements that are set forth in this Agreement.
22.    Section 409A. The Option is intended to be exempt from the requirements of Section 409A or to satisfy those requirements, and shall be construed accordingly.
23.    Governing Law; Venue. The validity, interpretation, construction and performance of this Agreement shall be governed by the internal substantive laws of the State of Delaware, without reference to any choice-of-law rules. The Participant irrevocably consents to the nonexclusive jurisdiction and venue of the state and federal courts located in the State of Delaware.
24.    Recovery of Compensation. In accordance with Section 18.12 of the 2015 Plan, the Option is subject to the requirements of (a) Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (regarding recovery of erroneously awarded compensation) and any implementing rules and regulations thereunder, (b) similar rules under the laws of any other jurisdiction, (c) any compensation recovery or clawback policies adopted by the Company to implement any such requirements, and (d) any other compensation recovery policies as may be adopted from time to time by the Company, all to the extent determined by the Committee in its discretion to be applicable to the Participant.
25.    Conflicting Terms; 2015 Plan Governs. This Agreement and the Notice of Grant are subject to all terms and provisions of the 2015 Plan. In the event of a conflict between one or more provisions of this Agreement or the Notice of Grant and one or more provisions of the 2015 Plan, the provisions of the 2015 Plan will govern.
26.    Entire Agreement; Employment Agreement. This Agreement together with the Notice of Grant and the 2015 Plan supersede any and all other prior understandings and agreements, either oral or in writing, between the parties with respect to the subject matter hereof and constitute the sole and only agreements between the parties with respect to the said subject matter. All prior negotiations and agreements between the parties with respect to the subject matter hereof are merged into this Agreement and the Notice of Grant. Each party to this Agreement and the Notice of Grant acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party or by anyone acting on behalf of any party, which are not embodied in this Agreement, the Notice of Grant or the 2015 Plan and that any agreement, statement, or promise that is not contained in this Agreement, the Notice of Grant or the 2015 Plan shall not be valid or binding or of any force or effect. Notwithstanding anything to the contrary contained in the Notice of Grant, this Agreement or in the 2015 Plan, in the event of any conflict between the terms and conditions of the Option as set forth in the Notice of Grant, this Agreement and in the 2015 Plan, as the case may be, and the terms and conditions of the Employment Agreement, the terms and conditions of the Employment Agreement shall govern unless the conflicting provision in the Notice of Grant, this Agreement or in the 2015 Plan, as the case may be, is more favorable to the Participant; in which case, the provision more favorable to the Participant shall govern; provided, however, that notwithstanding the foregoing, in no event shall any extended exercise period set forth in the Employment Agreement modify or extend the Option Expiration Date as set forth in the Notice of Grant.
27.    Modification. No change or modification of this Agreement or the Notice of Grant shall be valid or binding upon the parties unless the change or modification is in writing and signed by the parties; provided, however, that the Company may change or modify this Agreement or the Notice of Grant without the Participant’s consent or signature if the Company determines, in its sole discretion, that such change or modification is necessary for purposes of compliance with or exemption from the requirements of Section 409A of the Code or any regulations or other guidance issued thereunder. Notwithstanding the preceding sentence, the Company may amend the 2015 Plan to the extent permitted by the 2015 Plan.

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